                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-95079) and Form S-3 (No. 333-95753) of Sybase, Inc. of our report dated March 16, 2000 relating to the financial statements of Home Financial Network, Inc., which appear in this Current Report on Form 8-K.



                                                 /s/ PRICEWATERHOUSECOOPERS LLP

Stamford, CT
March 31, 2000